UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event reported):
August 11, 2022
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-38257

Delaware	46-4841717
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2435 Commerce Ave.
Building 2200	30096
Duluth, Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.42)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 2.02 Results of Operations and Financial Condition.
On August 11, 2022, National Vision Holdings, Inc. (“National Vision” or the “Company”) issued a press release announcing financial results for the quarter ended July 2, 2022. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Organizational Update
On August 11, 2022, the Company announced leadership changes, pursuant to which Patrick Moore, the Company’s Chief Financial Officer, has been appointed to the newly-created role of Chief Operating Officer, effective as of August 11, 2022 (the “Effective Date”). In this role, Mr. Moore, age 58, will take on leadership of the Retail Operations, Clinical Services, Real Estate, Labs, Manufacturing and Distribution and Strategy functions. He will continue to serve as the Company’s Chief Financial Officer until January 1, 2023, when, in accordance with a planned succession, Melissa Rasmussen, Senior Vice President, Finance and Accounting, will succeed Mr. Moore as Chief Financial Officer of the Company.
Mr. Moore has served as the Chief Financial Officer since 2014. Ms. Rasmussen, age 45, currently serves as Senior Vice President, Finance and Accounting, and served as Senior Vice President, Chief Accounting Officer prior to that from July 2019 until August 2022, leading the Accounting, Tax, SEC Reporting and Internal Audit functions. Prior to joining National Vision, Ms. Rasmussen was the Vice President and Global Corporate Controller of Lexmark International, Inc., where she led the worldwide accounting and SEC reporting functions.
In addition, on August 5, 2022, Roger Francis, the Company’s Chief Stores Officer, notified the Company that he will be resigning from the Company effective August 31, 2022 to take an international leadership position in a company outside of the optical industry.
Compensation Matters
Following the Effective Date, Mr. Moore as Chief Operating and Financial Officer will receive a base salary of $600,000, and he will be eligible to receive an annual cash incentive award with a target opportunity of 75% of his base salary. There are no family relationships between Mr. Moore and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Upon assuming the Chief Financial Officer role in January 2023, Ms. Rasmussen will receive a base salary of $400,000, and she will be eligible to receive an annual cash incentive award with a target opportunity of 60% of her base salary. She will also be eligible to receive an annual long-term incentive award valued when the Company next grants such awards, as determined by the Compensation Committee of the Board of Directors of the Company. There are no family relationships between Ms. Rasmussen and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Press Release
On August 11, the Company issued a press release announcing these leadership changes. A copy of the release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	National Vision Holdings, Inc. Press Release dated August 11, 2022.
99.2	National Vision Holdings, Inc. Press Release dated August 11, 2022.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: August 11, 2022	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary